COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Commitments
Pembina was committed for the following amounts under its contracts and arrangements as at December 31, 2024:

Contractual Obligations(1)	Payments Due by Period
($ millions)	Total	Less than 1 year	1 – 3 years	3 – 5 years	After 5 years
Transportation and processing(2)	10,766	83	81	565	10,037
Construction commitments(3)	409	396	13	—	—
Other commitments related to lease contracts(4)	430	43	83	78	226
Funding commitments, software, and other	46	14	24	8	—
Total contractual obligations	11,651	536	201	651	10,263
(1)Pembina enters into product purchase agreements and power purchase agreements to secure supply for future operations. Purchase prices of both NGL and power are dependent on current market prices. Volumes and prices for NGL and power contracts cannot be reasonably determined, and therefore, an amount has not been included in the contractual obligations schedule. Product purchase agreements range from one to 17 years and involve the purchase of NGL products from producers. Assuming product is available, Pembina has secured between 16 and 148 mbpd of NGL each year up to and including 2041. Power purchase agreements range from one to 25 years and involve the purchase of power from electrical service providers. Pembina has secured up to 76 megawatts per day each year up to and including 2050.
(2)Pembina signed two agreements relating to the Cedar LNG Project: (a) Liquefaction Tolling Services Agreement ("LTSA"); and, (b) Gas Supply Agreement ("GSA"). The LTSA is a 20-year take-or-pay fixed toll contract for 1.5 million tonnes per annum, while the GSA will allow for transport on the Coastal GasLink pipeline approximately 200 million cubic feet per day of Canadian natural gas to Cedar LNG. These commercial agreements account for approximately 50 percent of Cedar LNG's operating capacity and a total commitment of approximately $10.5 billion. These commitments are expected to commence upon the anticipated in-service date of the Cedar LNG Project in late 2028.
(3)Excludes significant projects that are awaiting regulatory approval, projects which Pembina is not committed to construct, and projects that are executed by equity accounted investees.
(4)Relates to expected variable lease payments excluded from the measurement of the lease liability, payments under lease contracts which have not yet commenced, and payments related to non-lease components in lessee lease contracts.
Commitments to Equity Accounted Investees
Pembina has commitments to provide contributions to certain equity accounted investees based on annual budgets approved by the joint venture partners and contractual agreements.
Contingencies
Pembina, including its subsidiaries and its investments in equity accounted investees, are subject to various legal and regulatory and tax proceedings, actions and audits arising in the normal course of business. Pembina represents its interests vigorously in all proceedings in which it is involved. Legal and administrative proceedings involving possible losses are inherently complex, and the Company applies significant judgment in estimating probable outcomes. As at December 31, 2024, there were no significant claims filed against Pembina for which management believes the resolution of any such actions or proceedings would have a material impact on Pembina's financial position or results of operations.
Letters of Credit
Pembina has provided letters of credit to various third parties in the normal course of conducting business. The letters of credit include financial guarantees to counterparties for product purchases and sales, transportation services, utilities, engineering and construction services. The letters of credit have not had and are not expected to have a material impact on Pembina's financial position, earnings, liquidity or capital resources. As at December 31, 2024, Pembina had $209 million (2023: $201 million) in letters of credit issued.